UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 31, 2017

SUN BANCORP, INC.

(Exact name of registrant as specified in its charter)

New Jersey	0-20957	52-1382541
(State or other jurisdiction of incorporation)	(SEC Commission File No.)	(I.R.S. Employer Identification No)

350 Fellowship Road, Suite 101, Mount Laurel, New Jersey		08054
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (856) 691 - 7700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

SUN BANCORP, INC.

INFORMATION TO BE INCLUDED IN REPORT

Section 2 - Financial Information

Item 2.02	Results of Operations and Financial Condition

On January 31, 2017, the Registrant issued a press release to report fourth quarter 2016 earnings per share. A copy of the press release is furnished with this Form 8-K as an exhibit and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits:

99 Press Release dated January 31, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

SUN BANCORP, INC.

Date: January 31, 2017	/s/ Thomas R. Brugger
Thomas R. Brugger
Executive Vice President and Chief Financial Officer